EXHIBIT 10.20


                           PROMISSORY NOTE AND PLEDGE


                                                       Cambridge, Massachusetts
                                                       October 10, 2000

     For value received,             (the "Participant") promises to pay to the
order of Nuvera Fuel Cells, Inc. (the "Company")           (the "Loan"), the
principal amount of which will be repayable in full on April 1, 2002 of the date hereof (the "Payment Date") subject to prepayment as set forth below; provided that if the Participant is permitted to and does dispose of any shares of Common Stock of the Company (the "Shares") pledged hereunder, the proceeds of any such sale shall be used by the Participant as follows: first to pay any accrued but unpaid interest on the Loan and second to repay the principal amount of the Loan (or a portion thereof), promptly upon receipt of such proceeds. The Participant promises to pay on the Payment Date all accrued and unpaid interest on the Loan on such date as well as all outstanding principal on such date.

     In addition, if Participant shall cease to be employed by the Company and its Subsidiaries for any reason, any outstanding principal and interest hereunder shall become immediately due and payable. Interest will accrue on the outstanding principal amount of the Loan, and will be compounded annually, at a rate of 8.50% per annum and shall be payable as of the payment date of the principal amount of the Loan to which such interest relates. The Participant may prepay the Loan without penalty in whole at any time, or from time to time in part, by paying the principal amount to be prepaid, together with all accrued interest on the amount to be prepaid to the date of prepayment.

     On April 1, 2001, one-half of the principal of the Loan, and the accrued interest relating thereto, will be forgiven, and on April 1, 2002, the remaining principal of the Loan, and the accrued interest relating thereto, will be forgiven, provided in each case that the Participant has remained continuously employed by the Company or a subsidiary of the Company from the date hereof through the applicable date.

     To secure payment of the principal of and all interest on the Loan, the Participant hereby assigns, pledges and grants a security interest in and delivers to the Company 88 Shares issued to the Participant by the Company pursuant to the stock grant letter dated October 10, 2000 (collectively, the "Collateral"). The Participant is delivering certificates representing such Shares in pledge hereunder.

     The Company's recourse under this Promissory Note and Pledge is limited solely to the Collateral.

     Certificates evidencing the Shares pledged hereunder shall remain in the physical custody of the Company or its designee at all times until Participant has made payment in full of all principal of and interest on the Loan, except for (i) transfers permitted by the Company so long as the proceeds of such sale are applied as provided herein and/or (ii)

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releases for permitted purposes hereunder; provided that in either case, in its reasonable discretion, the Company determines that the remaining Collateral is sufficient. A proportionate number of the Shares pledged hereunder shall be released if any principal amount of the Loan, together with all accrued interest on the amount to be prepaid to the date of payment, is prepaid by the Participant.

     This Promissory Note and Pledge constitutes a security agreement for purposes of the Uniform Commercial Code in all relevant jurisdictions. Upon the nonpayment of principal or interest when due hereunder (a "Default"), the Company (i) may, by notice to the Participant, declare the Loan (together with accrued and unpaid interest thereon) to be, and the Loan shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Participant and (ii) shall have all the rights and remedies of a secured party provided in the Uniform Commercial Code.

     The Shares pledged hereunder are granted as security only and shall not subject the Company to, or in any way affect or modify, any obligation or liability of the Participant with respect to any of its Collateral or any transaction in connection therewith. The Participant agrees that he or she will, at the Company's expense and in such manner and form as the Company may reasonably require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be reasonably necessary or desirable, and that the Company may reasonably request, in order to create, preserve, perfect or validate any security interest in the Collateral or to enable the Company to exercise and enforce its rights hereunder with respect to any of the Collateral.

     To the extent a Default shall have occurred and be continuing, the Company may cause any or all of the Shares pledged hereunder to be transferred of record into the name of the Company or its nominee. The Participant will promptly give to the Company copies of any notices or other communications received by him or her with respect to Shares registered in the name of the Participant, and the Company will promptly give to the Participant copies of any notices and communications received by the Company with respect to Shares registered in the name of the Company or its nominee.

     If a Default shall have occurred and be continuing, the Company shall have the right to receive and to retain as Collateral hereunder all dividends, interest and other payments and distributions made upon or with respect to the Collateral from the date of such Default and for so long as it is continuing, and the Participant shall take all such action as the Company may deem necessary or appropriate, in its reasonable discretion, to give effect to such right. All such amounts received by the Company shall be applied first to meet any accrued and unpaid interest and secondly to repay principal amount of the Loan then outstanding.

     Unless a Default shall have occurred and be continuing, the Participant shall have the right, from time to time, to receive and retain all cash dividends, interest and other payments and distributions made upon or with respect to the Collateral and to vote and to


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give consents, ratifications and waivers with respect to the Shares pledged hereunder, and the Company shall deliver to the Participant or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Shares which is registered in the name of the Company or its nominee, in either case as shall be specified in such request and be in form and substance satisfactory to the Company.

     If a Default shall have occurred and be continuing, the Company shall have the right to the extent permitted by law and the Participant shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers and take any other action with respect to any or all of the Shares pledged hereunder with the same force and effect as if the Company were the absolute and sole owner thereof.

     The Participant hereby irrevocably appoints the Company its true and lawful attorney, with full power of substitution, in the name of the Participant, the Company or otherwise, for the sole use and benefit of the Company, but at the expense of the Company, to the extent permitted by law to exercise, at any time and from time to time while a Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

     (i) to demand, sue for, collect, receive and give acquittance for any and all monies due to become due upon or by virtue thereof,

     (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

     (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Company were the absolute owner thereof, and

     (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto; provided that the Company shall give the Participant not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral. The Company and the Participant agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the Uniform Commercial Code.

     For the purpose of this Promissory Note and Pledge, notices and all other communications provided for in this Promissory Note and Pledge shall be in writing and shall be given to the respective addresses or telecopy numbers set forth on the execution page of this Promissory Note and Pledge.

     This Promissory Note and Pledge is predicated upon and is contingent upon the Participant agreeing that Nuvera shall remain the exclusive owner of the Proprietary Information and all patent, copyright, trade secret, trademark and other intellectual property rights created by the Participant during the period of his or her employment. In accepting this Promissory Note and Pledge, the Participant agrees not to act in any


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manner that is to the detriment of Nuvera. As evidence of such commitment, for a period of one year after the satisfaction of this Promissory Note and Pledge, the Participant will not either alone or in association with others solicit any employee of Nuvera to leave the employ of Nuvera or hire or engage as an independent contractor, any person who was employed by Nuvera at any time.

     No failure or delay by the Company in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     Any provision of this Promissory Note and Pledge may be amended or waived if, and only if, such amendment or waiver is in writing and is signed by the Participant and the Company. The provisions of this Promissory Note and Pledge shall be binding upon the Participant and his successors, assigns, personal representatives, estate and heirs and shall inure to the benefit of the Company and its successors and assigns.

     This Promissory Note and Pledge shall be governed by and construed in accordance with the laws of the State of Massachusetts.

     Upon the repayment in full of the principal of and interest on the Loan, the security interest shall terminate and all rights to the Collateral shall revert to the Participant, and the Company shall take all actions which may reasonably be requested by Participant to reflect the termination of such security interest. In addition, in the case of a transfer of the Collateral permitted hereunder in which the proceeds are applied as provided herein or any release of Shares permitted hereunder, the security interest in the Collateral so transferred or released shall terminate and the Company shall take all actions which may reasonably be requested by Participant to reflect the termination of such security interest. Without limitation to the foregoing, the Company shall file UCC-3s if UCC-1s were filed.

     This Promissory Note and Pledge, together with the relevant portions of the Plan and any instrument evidencing an award thereunder constitute the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.


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     This Promissory Note and Pledge may be executed in multiple counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same agreement.


                                          ------------------
                                          Name:
                                          Address:
                                          c/o Nuvera Fuel Cells, Inc.
                                          Acorn Park
                                          Cambridge, Massachusetts
                                          02140


Agreed and Acknowledged

NUVERA FUEL CELLS, INC.



---------------------
By:
Name:
Title:
Nuvera Fuel Cells, Inc.
Cambridge, Massachusetts
02140